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                                                                    EXHIBIT 10.6

                                 AMENDMENT NO. 2

                             Dated as of May 2, 2005

                                       to

                 AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

                          Dated as of December 31, 2004

            THIS AMENDMENT NO. 2 (this "Amendment") dated as of May 2, 2005, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit Lenders" identified on the signature pages hereto, (iii) the "Committed Lenders" identified on the signature pages hereto, (iv) the "Funding Agents" identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, N.A. as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

            A. Reference is made to the Amended and Restated Receivables Loan Agreement dated as of December 31, 2004 among the Borrower, the "Conduit Lenders", "Committed Lenders" and "Funding Agents" from time to time parties thereto and the Administrative Agent (as amended, the "Receivables Loan Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

            B. The parties hereto have agreed to amend the Receivables Loan Agreement on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Amendments. Effective as of the Effective Date, the Receivables Loan Agreement is amended as follows:

            1.1 The definition of "Tranche Period" in Section 1.01 of the Receivables Loan Agreement is amended to delete the clauses (i) and (ii) thereof prior to the proviso in such definition and to substitute therefore the following:

            "(i) initially, the period commencing on (and including) the applicable Borrowing Date and ending on (but excluding) the Business Day specified by the Borrower in the applicable Borrowing Request, and (ii) thereafter, each successive period commencing on (and including) the last day of the immediately preceding Tranche Period for such Tranche and ending on (but excluding) the Business Day specified by the Borrower in a written notice to each Funding Agent not later than (x) in the case of a Eurodollar

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      Tranche, 1:00 P.M. (New York City time) on the third Business Day immediately before the first day of such Tranche Period and (y) in the case of any other Tranche, 9:30 A.M. (New York City time) on the Business Day immediately before the first day of such Tranche Period;" .

            1.2 The definition of "Tranche Period" in Section 1.01 of the Receivables Loan Agreement is further amended (a) to delete the word "and" appearing at the end of clause (iii) in the proviso of such definition, (b) to replace the period appearing at the end of clause (iv) in the proviso of such definition with a semi-colon and (c) to add the following new clauses (v) and
(vi) to the proviso of such definition:

            "(v) no Tranche Period for a Tranche the Interest for which is computed by reference to the CP Rate shall be a period longer than 60 days; and

            (vi) if Interest for any Tranche Period is to be calculated on the basis of the Adjusted Eurodollar Rate, such Tranche Period shall be a period of one, two or three months, and such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month."

            1.3 Section 2.04(a) of the Receivables Loan Agreement is amended to add the following language immediately after the first appearance of the word "Tranche":

            "the Interest for which is computed by reference to the Alternate Rate and, in the case of a Tranche for which Interest is computed by reference to the CP Rate, on each Monthly Settlement Date"

            1.4 Section 2.04(d) of the Receivables Loan Agreement is amended to add the following language immediately after the term "Tranche Period" in the first place where such term appears:

            "(or the Business Day immediately before each Monthly Settlement Date, if the Interest for the related Tranche is computed by reference to the CP Rate)"

            1.5 Section 2.06(c) of the Receivables Loan Agreement is amended to add the following language immediately after the first appearance of the word "Tranche":

            "the Interest for which is computed by reference to the Alternate Rate and, in the case of a Tranche for which Interest is computed by reference to the CP Rate, on each Monthly Settlement Date"

            SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Collection Agent, the Administrative Agent and each of the Lenders.

                                       2
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            SECTION 3. Reference to and Effect on the Receivables Loan
Agreement.

            3.1 Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

            3.2 Except as specifically amended hereby, the Receivables Loan Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding Agent or the Administrative Agent under the Receivables Loan Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

            3.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

            SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                                       3
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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                   TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                   as Borrower

                                   By: /s/ Peter R. Rapin
                                       ----------------------------
                                       Name: Peter R. Rapin
                                       Title: Chief Financial Officer

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                                   DELAWARE FUNDING COMPANY, LLC,
                                   as a Conduit Lender

                                   By: JPMorgan Chase Bank, N.A., as
                                   attorney-in-fact for Delaware Funding
                                   Company, LLC

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   JPMORGAN CHASE BANK, N.A.
                                   as a Funding Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   JPMORGAN CHASE BANK, N.A.
                                   as a Committed Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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                                   ALPINE SECURITIZATION CORP.,
                                   as a Conduit Lender

                                   By: Credit Suisse First Boston, New York
                                   Branch, as Attorney-in-Fact

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Funding Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as a Committed Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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                                   LIBERTY STREET FUNDING CORP.,
                                   as a Conduit Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   THE BANK OF NOVA SCOTIA,
                                   as a Funding Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   THE BANK OF NOVA SCOTIA,
                                   as a Committed Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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                                   THREE PILLARS FUNDING LLC,
                                   as a Conduit Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   SUNTRUST CAPITAL MARKETS, INC.,
                                   as a Funding Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   SUNTRUST BANK,
                                   as a Committed Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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                                   BEETHOVEN FUNDING CORPORATION,
                                   as a Conduit Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   DRESDNER BANK AG, NEW YORK BRANCH,
                                   as a Funding Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   DRESDNER BANK AG, NEW YORK BRANCH,
                                   as a Committed Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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                                   TAHOE FUNDING CORP., LLC,
                                   as a Conduit Lender

                                   By: Tahoe Member Corp., its sole member

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as a Committed Lender

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as a Funding Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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                                   JPMORGAN CHASE BANK, N.A.
                                   as Administrative Agent

                                   By: /s/
                                       -----------------------------
                                       Name:
                                       Title:

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ACKNOWLEDGED AND AGREED:

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By: /s/ Peter R. Rapin
    ---------------------------
Name: Peter R. Rapin
Title Treasurer